                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant   |X|

Filed by a Party other than the Registrant  |_|

Check the appropriate box:
|_|      Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|      Definitive Proxy Statement
|_|      Definitive Additional Materials
|_|      Soliciting Material Under Rule 14a-12

                                CSB BANCORP, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

|X|      No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1)     Title of each class of securities to which transaction applies:..........................................
         (2)     Aggregate number of securities to which transaction applies:.............................................
         (3)     Per unit price or other underlying value of transaction computed pursuant to
                 Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):.............................................................
         (4)     Proposed maximum aggregate value of transaction:.........................................................
         (5)     Total fee paid:..........................................................................................

|_| Fee paid previously with preliminary materials.

|_|       Check box if any part of the fee is offset as provided by Exchange Act
          Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)     Amount Previously Paid:..................................................................................
         (2)     Form, Schedule or Registration Statement No.:............................................................
         (3)     Filing Party:............................................................................................
         (4)     Date Filed:..............................................................................................



                                CSB BANCORP, INC.
                              6 WEST JACKSON STREET
                             MILLERSBURG, OHIO 44654

                                    NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS
                                  TO BE HELD ON
                                 APRIL 21, 2004

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Meeting") of CSB Bancorp, Inc. ("CSB") will be held at the Carlisle Village Inn, 1357 Old Route 39, Sugarcreek, Ohio, on Wednesday, April 21, 2004, at 7:00 p.m. local time, for the following purposes:

- To elect three directors for three-year terms ending in 2007; and

- To transact any other business that may properly come before the Meeting or any adjournments thereof.

         Shareholders of record at the close of business on March 1, 2004 are entitled to vote at the Meeting and at any adjournments thereof.

                                           BY ORDER OF THE BOARD OF
                                           DIRECTORS

                                           /s/ John J. Limbert
                                           -------------------------------------
                                           John J. Limbert
                                           President and Chief Executive Officer

Millersburg, Ohio
March 19, 2004

         THE PROMPT RETURN OF PROXIES WILL SAVE CSB THE EXPENSE OF A FURTHER REQUEST FOR PROXIES IN ORDER TO INSURE A QUORUM. PLEASE NOTE THAT YOUR VOTE CANNOT BE COUNTED UNLESS YOU SIGN AND RETURN THE PROXY CARD OR ATTEND THE MEETING AND VOTE IN PERSON.

                                CSB BANCORP, INC.
                              6 WEST JACKSON STREET
                             MILLERSBURG, OHIO 44654

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 21, 2004

                                     GENERAL

         The enclosed proxy is solicited by the Board of Directors of CSB Bancorp, Inc. ("CSB"), the principal executive offices of which are located at 6 West Jackson Street, Millersburg, Ohio 44654, in connection with the Annual Meeting of Shareholders (the "Meeting") of CSB to be held on Wednesday, April 21, 2004, at the Carlisle Village Inn, 1357 Old Route 39, Sugarcreek, Ohio, at 7:00 p.m. local time. This proxy statement and the accompanying notice of meeting are first being mailed to shareholders on or about March 19, 2004.

         The Meeting has been called for the following purposes: (i) to elect three directors, each for a three-year term; and (ii) to transact any other business that may properly come before the Meeting or any adjournment thereof.

                 REVOCATION OF PROXIES, DISCRETIONARY AUTHORITY
                              AND CUMULATIVE VOTING

         Shares of CSB's common stock, par value $6.25 per share (the "Common Shares"), can be voted at the Meeting only if the shareholder is represented by proxy or is present in person. Shareholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of CSB (addressed to: CSB Bancorp, Inc., 6 West Jackson Street, Millersburg, Ohio 44654, Attention: Ms. Margaret L. Conn, Secretary) or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a shareholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted for the nominees for directors set forth below or as otherwise described herein in the event cumulative voting for directors is properly requested. The proxy confers discretionary authority on the persons named therein to vote with respect to (i) the election of any person as a director where the nominee is unavailable or unable to serve, (ii) matters incident to the conduct of the Meeting and (iii) any other business that may properly come before the Meeting or any adjournment thereof. At this time, it is not known whether there will be cumulative voting for the election of directors at the Meeting. If any shareholder demands cumulative voting for the election of directors at the Meeting, your proxy will give the individuals named on the proxy full discretion and authority to vote cumulatively, and in their sole discretion to allocate votes among any or all of the nominees for director, unless authority to vote for any or all of the nominees is withheld.

         The enclosed proxy is being solicited by CSB and the cost of soliciting proxies will be borne by CSB. In addition to use of the mails, proxies may be solicited personally or by telephone, telegraph or telefax by directors, officers and employees of CSB.

               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                                   MANAGEMENT

         Shareholders of record as of the close of business on March 1, 2004 (the "Record Date"), are entitled to (i) notice of the Meeting and (ii) one vote on each matter to be considered at the Meeting for each Common Share held on that date. As of the Record Date, there were 2,644,351 Common Shares issued and outstanding. The presence at the Meeting in person or by proxy of at least a majority of such shares will be required to constitute a quorum at the Meeting. Common Shares held by holders who abstain from voting and all Common Shares held by brokers who do not have the discretionary authority to vote on certain matters will be included in determining the presence of a quorum. Consequently, an abstention or a broker non-vote has the same effect as a vote against a proposal or Director nominees, as each abstention or broker non-vote would be one less vote in favor of a proposal or for a Director nominee. Shareholders will not be entitled to dissenter's rights with respect to any matter to be considered at the Meeting.

         The following table sets forth the Common Shares beneficially owned by each person, group or entity owning more than five percent of CSB's outstanding Common Shares as of the Record Date. This information was obtained from a
Schedule 13D/A filed with the Securities Exchange Commission by the Committee of Concerned CSB Shareholders for a Better Bank on January 3, 2002.

    NAME AND ADDRESS OF           AMOUNT AND NATURE OF                   PERCENT OF COMMON SHARES
     BENEFICIAL OWNER             BENEFICIAL OWNERSHIP                          OUTSTANDING
The Committee of
Concerned CSB                         231,836.5948                               8.8% (2)
Shareholders for a Better
Bank, 1450 Fox Run Lane,
Canfield, Ohio 44406 (1)

---------------------

(1) The Committee consists of Richard G. Elliott, Ted W. DeHass, Don E. Sprankle, Gloria L. Miller, Darwin L. Snyder and Victor R. Snyder. This information is based on the January 3, 2002 Schedule 13D/A filing by the Committee.

(2) The percent of Common Shares outstanding was determined based on the January 3, 2002 Schedule 13D/A filing evidencing ownership of the Committee, and the number of CSB Common Shares outstanding on the Record Date.

         The following table sets forth, as of the Record Date, (i) the Common Shares beneficially owned by each director, nominee for director and named executive officer of CSB or any person who has acted in such capacity since the beginning of the last fiscal year of CSB and (ii) the Common Shares beneficially owned by all current executive officers and directors as a group.

NAME OF BENEFICIAL                       AMOUNT AND NATURE OF           PERCENT OF COMMON SHARES
       OWNER                            BENEFICIAL OWNERSHIP (1)                OUTSTANDING             DIRECTOR
Robert K. Baker (3)                           2,201.6003                             *                    Yes
Ronald E. Holtman (4)                         1,000.0000                             *                    Yes
J. Thomas Lang (5)                            5,449.0556                             *                    Yes
John J. Limbert (6)                          25,044.0000                             *                    Yes
Daniel J. Miller (7)                         37,360.0000                           1.4%                   Yes
Jeffrey A. Robb, Sr. (8)                      1,249.8801                             *                    Yes
Samuel M. Steimel (9)                        11,148.0378                             *                    Yes
Eddie L. Steiner (10)                         1,056.0764                             *                    Yes
John R. Waltman (11)                         14,625.0845                             *                    Yes
A. Lee Miller (12)                            3,484.9395                             *                    No
C. James Bess (2)                            20,000.0000                             *                    No
Total of current
Directors and
Executive Officers as a
Group (15 persons)                          130,232.8919                          4.89%

-------------------------

* Represents less than 1%

(1) The Securities and Exchange Commission has defined "beneficial owner" of a security to include any person who has or shares voting power or investment power with respect to any such security or who has the right to acquire beneficial ownership of any such security within sixty days.

(2) C. James Bess served as a Director and as Chief Executive Officer until his resignation effective July 31, 2003 and is included pursuant to SEC requirements. Includes 20,000 stock options granted to Mr. Bess that are currently exercisable.

(3) Includes 472.6596 shares owned by Bonnie L. or Robert K. Baker in joint tenancy with right of survivorship, 450 shares owned by Bonnie L. Baker, 500 shares owned by the Robert K. Baker IRA, and 778.9407 shares owned by Bakerwell, Inc., of which Mr. Baker is co-owner.

(4) These shares are owned by the Ronald E. Holtman IRA.

(5) Includes 131.7434 shares owned by J. Thomas Lang, 4,410.5722 shares owned by Karen J. Lang, 246.3492 shares owned by Kendra S. Lang, 469.3691 shares owned by the J. Thomas Lang IRA and 191.0217 shares owned by the Karen J. Lang IRA.

(6) Includes 44 shares owned by John J. Limbert, 15,000 shares owned by Mr. Limbert's IRA and 10,000 stock options granted to Mr. Limbert that are currently exercisable.

(7) Includes 9,786 shares owned by Daniel J. Miller, 10,111 shares owned by Mary
F. Miller and 17,463 shares owned by the East Holmes Family Care Employees Pension Plan.

(8) Includes 100 shares owned by Jeffrey A. Robb, Sr., and 1,149.8801 shares owned by the Jeffrey A. Robb, Sr. IRA.

(9) Includes 100 shares owned by Samuel M. Steimel, 9,512 shares owned by Ronda
P. Steimel, 881 shares owned by the Samuel M. Steimel IRA, 115.9861 shares owned by the Ronda P. Steimel IRA, 11.002 shares owned by Samuel M. Steimel, custodian for Benjamin Steimel Ladrach and William Frederkick Ladrach, 501.0626 shares owned by Ronda P. Steimel, custodian for Zaccary Allen Patterson, Cassandra Faye Patterson, Skylar J. Patterson, and Brogan M. Steimel, and 26.9871 shares owned by CATS, a partnership in which Mr. Steimel owns 25% interest.

(10) These shares are owned by Eddie L. Steiner or Jane M. Steiner in joint tenancy with right of survivorship.

(11) Includes 14,305.5104 shares owned by John R. Waltman and 319.5741 shares owned by Ruth A. Waltman.

(12) Includes 302 shares owned by A. Lee Miller, 217.1418 shares owned by the A. Lee Miller IRA, 2,765.7977 shares owned by the A. Lee Miller 401(k), and 200 stock options granted to Mr. Miller that are currently exercisable.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires CSB's officers, directors and persons who own more than ten percent of a registered class of CSB's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent shareholders are required to furnish CSB with copies of all Section 16(a) forms they file. During 2003, Mr. Waltman filed a late Form 4 on October 28, 2003, Mr. Limbert filed late Forms 4 on August 25, 2003, September 11, 2003 and September 22, 2003 and Mr. Paul Greig, Senior Vice President, filed a late Form 3 on July 25, 2003. With the exception of the foregoing inadvertently late filings and based solely on CSB's review of the copies of such forms received by it and by statements of officers and directors that they complied with all applicable filing requirements, CSB's officers, directors and greater than ten percent beneficial owners have complied with all filing requirements applicable to them.

                        PROPOSAL 1: ELECTION OF DIRECTORS

         CSB's Regulations provide that its business shall be managed by a board of directors of not less than three and not more than twenty-five persons. CSB's Regulations divide such directors into three classes, as nearly equal in number as possible, and set their terms at three years. The Board of Directors, pursuant to CSB's Code of Regulations, has established the number of directors at nine.

         Assuming that at least a majority of the issued and outstanding Common Shares are present at the Meeting so that a quorum exists, the three nominees for director of CSB receiving the most votes will be elected as directors. Shareholders have the right to vote cumulatively in the election of directors. In order to exercise the right to vote cumulatively, a shareholder must give written notice to the President, a Vice President or the Secretary of CSB not less than forty-eight hours before the time fixed for the meeting, and the shareholder's demand for cumulative voting must be announced at the commencement of the meeting by or on behalf of the shareholder. If cumulative voting is elected, a shareholder may cast as many votes in an election of directors as the number of directors to be elected multiplied by the number of shares held. The Board of Directors has nominated Jeffery A. Robb, Sr., Samuel M. Steimel, and John R. Waltman, to serve until the 2007 Annual Meeting of Shareholders, and until their respective successors are elected and qualified. Messrs. Robb, Steimel, and Waltman are incumbent directors whose present terms expire at the Meeting.

         If it is intended that Common Shares represented by the accompanying form of proxy will be voted for the election of nominees, please so indicate on the proxy card. (If you do not wish your shares to be voted for particular nominees, please so indicate on the proxy card.) If one or more of the nominees should, at the time of the Meeting, be unavailable or unable to serve as a director, the shares represented by the proxies will be voted to elect the remaining nominee and any substitute nominee designated by the Board of Directors. The Board of Directors knows of no reason why any of the nominees will be unavailable or unable to serve. At this time, it is not known whether there will be cumulative voting for the election of directors at the Meeting. If any shareholder properly demands cumulative voting for the election of directors at the Meeting, your proxy will give the individuals named on the proxy full discretion and authority to vote cumulatively and in their sole discretion to allocate votes among any or all of the nominees, unless authority to vote for any or all of the nominees is withheld.

         The Board of Directors recommends that shareholders vote "FOR" the election of the nominees.

         The following table sets forth information concerning nominees for director of CSB, including their principal occupation or employment during the past five years. Each nominee, if elected, will serve for a term expiring at the Annual Meeting of Shareholders in 2007.

                              NOMINEES FOR DIRECTOR

                                                                                       YEAR FIRST
                                                                       POSITIONS       ELECTED OR        CURRENT
                                                                       HELD WITH       APPOINTED         TERM TO
     NAME                 AGE         PRINCIPAL OCCUPATION (1)            CSB           DIRECTOR         EXPIRE
Jeffery A. Robb, Sr.      55     President and Chairman, Robb           Director          2001            2004
                                 Companies, Inc. (2)
Samuel M. Steimel         46     Attorney, The Steimel Law Office       Director          1989            2004
John R. Waltman           62     Attorney, Critchfield, Critchfield     Director          2001            2004
                                 & Johnston, LLC.

------------------------

(1) Unless otherwise noted herein, each of the Nominees for Director has been engaged in the occupation and employment described above for the past five years.

(2) Mr. Robb held the position of Chairman and Manager of Robb, Dixon & Company until 2000, and President and Chief Executive Officer of Robb Companies, Inc. from 2000 to present. In 2002, he was named Interim President and Chief Executive Officer of Exchange Bancshares, Inc. and The Exchange Bank. He held that position until December 31, 2003.

         The following table sets forth information concerning (i) incumbent directors of CSB who are not nominees for election at the Meeting; and (ii) the other current executive officers of CSB (including Mr. Bess who was CSB's Chief Executive Officer until July 31, 2003). Included in the table is information regarding each person's principal occupation or employment during the past five years.

                        DIRECTORS AND EXECUTIVE OFFICERS

                                                                                                YEAR FIRST
                                                                                                ELECTED OR
                                                                                                 APPOINTED
                                                                                                DIRECTOR OR      CURRENT
                                                                       POSITIONS HELD WITH      OFFICER, AS      TERM TO
     NAME                   AGE     PRINCIPAL OCCUPATION (1)                  CSB               APPLICABLE        EXPIRE
Robert K. Baker             49     Co-owner and Controller,             Director                    2001           2005
                                   Bakerwell, Inc.

Ronald E. Holtman           61     Attorney, Logee, Hostetler,          Director                    2001           2006
                                   Stutzman and Lehman

J. Thomas Lang              60     Veterinarian, Dairy Farmer,          Director                    1993           2005
                                   Spring Hill Farm, Inc.

John J. Limbert (2)         56     President and Chief Executive        President, Chief            2003           2005
                                   Officer, CSB Bancorp, Inc. (2)       Executive Officer
                                                                        and Director

Daniel J. Miller            64     Physician, East Holmes Family        Director                    1979           2006
                                   Care, Inc.

Eddie L. Steiner            48     Vice President, Production,          Director                    2001           2006
                                   Smith Dairy Products

A. Lee Miller               45     Banker                               Senior Vice                 1997            N/A
                                                                        President and Chief
                                                                        Financial Officer

C. James Bess (3)           66     Consultant                           Prior President and
                                                                        Chief Executive
                                                                        Officer

-------------------------

(1) Unless otherwise noted herein, each of the Directors has been engaged in the occupations and employment described above for the past five years.

(2) Mr. Limbert was hired as President of the Commercial & Savings Bank and CSB Bancorp, Inc. as of May 20, 2003. Mr. Limbert was appointed Chief Executive Officer of the Commercial & Savings Bank and CSB Bancorp, Inc. effective August 1, 2003. Mr. Limbert held the position of Vice President of Heartland Mortgage Company from 2001 to 2003 and the position of Executive Vice President of CheckFree Corporation from 1998 to 2001. From 1977 to 1998, Mr. Limbert held various positions with Bank One Corporation.

(3) Mr. Bess held the position of President of PLB Associates, Inc. from 1997 to 2000, when he was elected President and Chief Executive Officer of CSB. He served as President and Chief Executive Officer until his resignation on July 31, 2003. Information regarding Mr. Bess is provided pursuant to SEC requirements.

         The Board of Directors conducts its business through meetings of the Board and its committees. Regular meetings of the Board of Directors are held on a monthly basis. The Board of Directors held 12 regular, and 9 special, meetings during the year ended December 31, 2003. No director except Mr. Robb attended fewer than 75% of such meetings, and Mr. Robb attended 71% of such meetings. Directors receive no compensation from CSB. In addition, each director of CSB also serves as a director of The Commercial & Savings Bank, a wholly-owned banking subsidiary of CSB (the "Bank"), for which outside directors were compensated at a rate of $10,000 annually, plus $500 per Board Meeting attended or reviewed, and $500 per Committee Meeting. Mr. Bess, an insider Director, received $17,500 in director fees in 2003.

         CSB has a Nominating Committee, which selects the nominees for election as directors. The Nominating Committee currently consists of Mr. Baker, Mr. Lang and Mr. Miller. The Nominating Committee met 2 times in 2003. The Nominating Committee will consider nominees for election as directors submitted by shareholders of CSB. No nominations for directors, except those made by the Nominating Committee, shall be voted upon at the Meeting unless other nominations are submitted by shareholders to the Secretary of CSB in writing not less than fourteen nor more than fifty days prior to the date of the Meeting. On March 5, 2004, the Nominating Committee adopted a Nominating Committee Charter, which can be found on CSB's website at www.csb1.com.

         In considering and evaluating potential candidates for positions on the CSB Board of Directors, and consistent with its Charter, the Nominating Committee considers, among other things, the potential candidates' knowledge of the communities in which CSB and the Bank operate; their experience and any special business, financial, or other expertise; their reputation for honesty and integrity; and their ability to provide independent and objective oversight and supervision for matters which may impact CSB and the Bank. The Nominating Committee also considers applicable requirements of the CSB Code of Regulations and requirements of applicable law and regulations with respect to evaluating potential candidates, as well as other matters which the Nominating Committee deems appropriate in light of the specific circumstances and the potential candidate. To that end, the Nominating Committee may conduct its own analysis and may also seek information from a variety of outside sources in order to ascertain whether a potential candidate meets the referenced criteria.

         The Nominating Committee utilizes the same standards and criteria in considering and evaluating potential candidates for positions on the CSB Board of Directors who are recommended by CSB shareholders, when appropriate. Shareholders may nominate potential candidates for election to the Board of Directors in the manner provided in the CSB Code of Regulations.

         The Compensation Committee develops and recommends executive compensation principles, policies and programs to the CSB Board of Directors. The Compensation Committee currently consists of Mr. Baker, Mr. Lang, Mr. Limbert, Mr. Steimel, Mr. Steiner, and Mr. Waltman. The Compensation Committee met 2 times in 2003.

         CSB has an Audit Committee, the members of which currently consist of Mr. Holtman, Mr. Robb and Mr. Steiner. All of the members of the Audit Committee are independent directors. Among other things, the Audit Committee is responsible for the engagement of independent auditors, reviewing with the independent auditors the plans and results of the audit, and reviewing the adequacy of internal accounting controls. The Audit Committee met a total of 11 times in 2003. The Board of Directors has determined that Mr. Robb and Mr. Steiner meet the requirements of an "audit committee financial expert" as defined by the Securities and Exchange Commission. On March 12, 2004, the Board adopted a revised Audit Committee charter, which is attached to this proxy statement as Appendix A.

SHAREHOLDER COMMUNICATION WITH BOARD OF DIRECTORS

         Shareholders interested in communicating directly with the Board of Directors may do so by writing to Margaret L. Conn, Secretary, CSB Bancorp, Inc., 6 West Jackson Street, Millersburg, Ohio 44654. The mailing envelope and letter must contain a clear notation indicating that the enclosed letter is a "Shareholder-Board of Directors Communication."

         The Secretary will review all such correspondence and regularly forward to the Board of Directors a log and summary of all such correspondence and copies of all correspondence that, in the opinion of the Secretary, deals with the functions of the Board or Committees of the Board or that she otherwise determines requires their attention. Directors may at any time review a log of all correspondence received by CSB that is addressed to members of the Board and request copies of any such correspondence. Concerns relating to accounting, internal controls or auditing matters are immediately brought to the attention of CSB's internal audit department and handled in accordance with procedures established by the Audit Committee for such matters.

                   REPORT OF THE COMPENSATION COMMITTEE OF THE
                  BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

         The Compensation Committee is responsible for developing and recommending CSB's executive compensation principles, policies and programs to the Board of Directors. The Compensation Committee believes that in representing the Board of Directors, it must act in the best interest of the shareholders as it reviews and determines CSB's executive compensation principles, policies and programs. The Compensation Committee's essential goal is to create a balance by which CSB is able to attract and retain qualified management personnel, while at the same time providing for maximization of CSB's financial performance and safeguarding CSB's assets. In compensating CSB's executive officers, the Committee seeks to achieve the following goals:

1. motivate executive officers to strive for and achieve outstanding corporate performance which provides a direct benefit to shareholders;

2.       attract highly-qualified key management personnel; and

3. reward superior performance in reaching corporate objectives with aggressive compensation levels and provide that a significant portion of compensation will be dependent on CSB's annual performance.

         Base salaries for executive officers in 2003 were determined after review of an analysis of salaries paid for comparable positions and consideration of the competition for executive talent within CSB's industry. CSB's review included a survey of public filings made by industry peers. CSB's compensation philosophy is to target executive salaries close to the mean of the market rate paid for comparable positions by similarly sized bank holding companies. CSB's senior officers recommend to the Board of Directors an aggregate amount of cash and options to purchase Common Shares to offer as bonuses to employees each fiscal year, based upon the performance of CSB and the Bank during the prior fiscal year, and an allocation of these bonuses among the employees of CSB and the Bank. After consideration of this recommendation, the Compensation Committee approves the issuance of bonuses each year. The Chief Executive Officer only participates in the evaluation of compensation of the other executive officers.

         The existing employment agreement dated March 1, 2001, with former Chief Executive Officer C. James Bess, continued into 2003, and provided for payment of an annual base salary of $300,000 as well as vacation and certain enumerated benefits. The agreement was amended in May, 2003, to provide for resignation of Mr. Bess from all positions with CSB and the Bank effective July 31, 2003. In accordance with the terms of the amended agreement, Mr. Bess received a severance payment of $200,000 as well as payment for all unused vacation effective July 31, 2003, and was permitted to participate in certain CSB employee benefit plans until July 31, 2004. The amended agreement also provided for service by Mr. Bess as an independent consultant to the Bank during the period beginning on August 1, 2003, through February 29, 2004, for a fee of $50,000 paid on July 1, 2003, and $7,145 monthly thereafter through February 29, 2004. Mr. Bess' 2003 base salary, shown in the "Salary" column of the Compensation Table below, was established under Mr. Bess' employment agreement, which was approved by the Committee and the Board. Information on Mr. Bess is included pursuant to SEC requirements.

         An employment agreement dated May 20, 2003, was entered into with John
J. Limbert, providing for employment of Mr. Limbert as President and Chief Executive Officer of the Bank and CSB pursuant to the terms of the agreement. The agreement is for a two-year term with annual renewals commencing at the first anniversary, and provides for compensation to Mr. Limbert consisting of an annual base salary of $150,000, a bonus to be paid at the discretion of the Board of Directors, vacation, benefits, and certain stock options. The compensation for the Chief Executive Officer is determined using the same criteria discussed above for all other executives.

THE COMPENSATION COMMITTEE

J. Thomas Lang
Robert K. Baker
John J. Limbert
Samuel M. Steimel
Eddie L. Steiner
John R. Waltman

                      REPORT OF THE AUDIT COMMITTEE OF THE
                               BOARD OF DIRECTORS

         The following Audit Committee Report is provided in accordance with the rules and regulations of the Securities and Exchange Commission. The Audit Committee has reviewed and discussed the audited consolidated financial statements with management and the Board of Directors of CSB. Management of CSB is responsible for CSB's reporting process, including its system of internal control, and for the preparation of consolidated financial statements in accordance with U.S. generally accepted accounting principles. CSB's auditors are responsible for auditing those financial statements. The Audit Committee's responsibility is to monitor and review these processes.

         Mr. Robb and Mr. Steiner are certified public accountants, and Mr. Holtman is an attorney licensed to practice law in the State of Ohio. Mr. Robb and Mr. Steiner have been designated as "financial experts" under Section 401(h) of Regulation S-K.

         The Audit Committee has reviewed and discussed with Clifton Gunderson LLP ("Clifton Gunderson"), CSB's independent auditors for the year ended December 31, 2003, the matters required to be discussed by Statement of Accounting Standards 61, as may be modified or supplemented. The Audit Committee also has received the written disclosures and the letter from the independent accountants required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as may be modified or supplemented and, as required, has discussed with Clifton Gunderson its independence. Based on the forgoing discussions, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in CSB's Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

THE AUDIT COMMITTEE

Ronald E. Holtman
Jeffery A. Robb, Sr.
Eddie L. Steiner

                          CERTIFIED PUBLIC ACCOUNTANTS

         Clifton Gunderson, certified public accountants, acted as CSB's auditors for the 2003 fiscal year and will act in such capacity for the 2004 fiscal year. During CSB's two most recent fiscal years (ended December 31, 2002 and 2003), there were no disagreements with CSB's auditors on any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure. A representative of Clifton Gunderson is expected to be present at the Meeting, will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

Audit Fees. Fees for audit services totaled $61,100 in 2003 and $56,000 in 2002, including fees associated with the annual audit and the reviews of CSB's quarterly reports on Form 10-Q.

Audit-Related Fees. Fees for audit-related services totaled $6,450 in 2003 and $0 in 2002. Audit-related services related to an audit of CSB's 401(k) Plan.

Tax Fees. Fees for tax services, including tax compliance, tax advice and tax planning, totaled $16,850 in 2003 and $9,925 in 2002.

All Other Fees. There were no other fees paid to Clifton Gunderson in 2003 or 2002.

All of the above-mentioned services and fees were pre-approved by the Audit Committee.

AUDIT COMMITTEE PROCEDURES FOR APPROVAL OF SERVICES BY INDEPENDENT ACCOUNTANTS

- The Audit Committee will annually approve the scope of, and fees payable for, the year-end audit to be performed by CSB's independent accountants for the next fiscal year.

- Management may not engage the independent accountants for any services unless they are approved by the Audit Committee in advance of the engagement.

- If Management wishes to engage the independent accountants for any services, Management will define and present to the Audit Committee specific projects and categories of service, and fee estimates, for which the advance approval of the Audit Committee is required. The Audit Committee will review these requests and determine whether to pre-approve the engagement of the independent accountants for the specific projects and categories of service.

- Management will report to the Audit Committee regarding the actual spending for these projects and services, compared to the approved amounts on a quarterly basis.

- The Audit Committee Chairperson will report to the Committee at each regularly scheduled meeting the nature and amount of any non-audit services that he has approved.

                             EXECUTIVE COMPENSATION

         The following table sets forth the compensation received for the three years ended December 31, 2003 by CSB's Chief Executive Officer and the persons who were, at December 31, 2003, the four other most highly paid executive officers.

                           SUMMARY COMPENSATION TABLE

                                                     ANNUAL COMPENSATION                  LONG TERM COMPENSATION
                                                     -------------------                  ----------------------
                                                                              OTHER         OPTIONS/       ALL
                                                                              ANNUAL         SARs        OTHER
             NAME AND                                                         COMPEN-        (# OF      COMPEN-
       PRINCIPAL POSITION                    YEAR    SALARY($)  BONUS($)     SATION($)      SHARES)    SATION($)
       ------------------                    ----    ---------  --------     ---------      -------    ---------
John J. Limbert...................           2003     92,308     30,000          -0-        10,000     35,688 (1)
President and Chief Executive.....
Officer...........................

A. Lee Miller.....................           2003    116,308     15,000          -0-           -0-      5,815 (2)
Senior Vice President and.........           2002    112,000     10,000         600 (3)      1,000      6,126 (4)
Chief Financial Officer...........           2001    109,834      5,000          -0-           -0-      5,817 (5)

C. James Bess.....................           2003    414,506        -0-      37,350 (6)        -0-     85,725 (9)
President and Chief Executive.....           2002    309,524        -0-      42,600 (7)        -0-     10,000 (10)
Officer until July 31, 2003.......           2001    250,000        -0-      44,055 (8)     20,000     62,609 (11)

-------------------------

(1) Includes the following amounts paid to Mr. Limbert: (i) $2,019.22 contributed to Mr. Limbert's 401(k) account by the Bank, (ii) $3,669.24 contributed to Mr. Limbert under the Bank's profit sharing plan, and (iii) a $30,000 relocation bonus.

(2) Includes the following amounts paid to Mr. Miller: (i) $2,326.05 contributed to Mr. Miller's 401(k) account by the Bank; and (ii) $3,489.24 contributed to Mr. Miller under the Bank's profit sharing plan.

(3) Includes fees paid to Mr. Miller for a club membership.

(4) Includes the following amounts paid to Mr. Miller: (i) $2,450.37 contributed to Mr. Miller's 401(k) account by the Bank; and (ii) $3,675.70 contributed to Mr. Miller under the Bank's profit sharing plan.

(5) These amounts were contributed to Mr. Miller's 401(k) account by the Bank.

(6) Includes the following amounts paid to Mr. Bess: (i) $7,000 paid for travel allowance; (ii) $850 paid for a club membership; (iii) $17,500 for director fees and (iv) $12,000 as final payment of benefits under his amended employment agreement. Information regarding Mr. Bess is provided pursuant to SEC requirements.

(7) Includes the following amounts paid to Mr. Bess: (i) $12,000 paid for travel allowance; (ii) $600 paid for a club membership; and (iii) $30,000 for director fees.

(8) Includes the following amounts paid to Mr. Bess: (i) $11,000 paid for automobile allowance; (ii) $12,000 paid for relocation allowance; (iii) $7,000 paid for housing allowance; (iv) $1,425 paid for a club membership; and (v) $12,630 for director fees.

(9) Consulting fees for the period after Mr. Bess' employment with CSB, which terminated on July 31, 2003.

(10) Includes the following amounts paid to Mr. Bess: (i) $4,000 contributed to Mr. Bess' 401(k) account by the Bank; and (ii) $6,000 contributed to Mr. Bess under the Bank's profit sharing plan.

(11) Includes the following amounts paid to Mr. Bess: (i) $8,529 contributed to Mr. Bess' 401(k) account by the Bank; and (ii) $54,080 earned in consulting fees for the period prior to Mr. Bess' employment with CSB, which began on March 1, 2001.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                            GRANT DATE
                                         INDIVIDUAL GRANTS                                 PRESENT VALUE (2)
                                         -----------------                                 -------------
                             NUMBER OF         % OF TOTAL
                            SECURITIES          OPTIONS/
                            UNDERLYING          GRANTED TO      EXERCISE OR
                           OPTIONS/SARs       EMPLOYEES IN      BASE PRICE     EXPIRATION
      NAME                GRANTED (#) (1)      FISCAL YEAR        ($/SH)          DATE
      ----                ---------------      -----------      ----------     ----------
John J. Limbert              10,000               83%            $17.75         5/19/08         -0-
A. Lee Miller                   -0-               N/A              N/A             N/A          N/A
C. James Bess                   -0-               N/A              N/A             N/A          N/A

(1) The options were granted pursuant to Mr. Limbert's employment agreement. All options granted in 2003 were qualified stock options. No stock appreciation rights were granted under the Plan in 2003.

(2) The grant date present value of the options was estimated using an assumed risk-free interest rate of 2.75% and a five year expected life.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR END OPTION/SAR VALUES

                                                                                                              VALUE OF
                                                                                       NUMBER OF            UNEXERCISED
                                                                                      UNEXERCISED           IN-THE-MONEY
                                                                                      OPTIONS/SARs          OPTIONS/SARs
                                                                                       AT FY-END             AT FY-END
                                      SHARES ACQUIRED                                (# OF SHARES)            ($)(1)
                                       ON EXERCISE          VALUE REALIZED            EXERCISABLE/         EXERCISABLE/
      NAME                            (# OF SHARES)               ($)                 UNEXERCISABLE        UNEXERCISABLE
      ----                            -------------         --------------            -------------        -------------
John J. Limbert                             -0-                    -0-                  10,000/-0-              -0-/-0-
A. Lee Miller                               -0-                    -0-                     200/800          $  190/$760
C. James Bess                               -0-                    -0-                  20,000/-0-          $40,000/-0-

(1) Based on the closing price of a common share of CSB of $17.00 as reported by the OTC Bulletin Board on December 31, 2003. The ultimate realization of profit, if any, on the sale of common shares underlying the option is dependent upon the market price of the shares on the date of sale.

                            EMPLOYMENT CONTRACTS AND
          TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

         An employment agreement dated May 20, 2003, was entered into with John
J. Limbert, providing for employment of Mr. Limbert as President and Chief Executive Officer of the Bank and CSB pursuant to the terms of the agreement. The agreement is for a two-year term with annual renewals commencing at the first anniversary, and provides for compensation to Mr. Limbert consisting of an annual base salary of $150,000, a bonus to be paid at the discretion of the Board of Directors, vacation, benefits, and certain stock options. In the event that Mr. Limbert's employment is terminated without "cause" (as defined in the agreement), the agreement entitles him to a severance payment equal to the unpaid amount otherwise due under the agreement plus six months of the base salary in effect on the date of termination and limited continued benefits for a six month period. The agreement also contains a "non-compete" provision, prohibiting Mr. Limbert from competing for a period of one year following the date of termination of the agreement. The agreement provides that Mr. Limbert receives no additional compensation for serving as a director (including service on any committee) of the Bank or CSB.

         The existing employment agreement dated March 1, 2001, with former Chief Executive Officer C. James Bess, continued into 2003, and provided for payment of an annual base salary of $300,000 as well as vacation and certain enumerated benefits. The agreement was amended in May, 2003, to provide for resignation of Mr. Bess from all positions with CSB and the Bank effective July 31, 2003. In accordance with the terms of the amended agreement, Mr. Bess received a severance payment of $200,000 as well as payment for all unused vacation effective July 31, 2003, and was permitted to participate in certain CSB employee benefit plans until July 31, 2004. The amended agreement also provides for service by Mr. Bess as an independent consultant to the Bank during the period beginning on August 1, 2003, through February 29, 2004, for a fee of $50,000 paid on July 1, 2003, and $7,145 monthly thereafter through February 29, 2004. (1)

---------------------
(1) Information regarding Mr. Bess is provided pursuant to SEC requirements.

                                PERFORMANCE GRAPH

         The following graph compares the yearly stock change and the cumulative total shareholder return on CSB's Common Shares during the five year period ended December 31, 2003, with the cumulative total return on the NASDAQ Bank Stock Index and the Standard and Poor's 500 Stock Index. The comparison assumes $100 was invested on January 1, 1999 in CSB's Common Shares and in each of the indicated indices and assumes reinvestment of dividends.

                                    1998             1999         2000         2001          2002           2003
                                    ----             ----         ----         ----          ----           ----
CSB                                $100.00         $ 65.05      $ 31.03       $ 31.24       $ 34.00        $ 37.03
NASDAQ Bank                        $100.00         $ 96.15      $109.84       $118.92       $121.74        $156.62
S & P                              $100.00         $121.11      $110.34       $ 97.32       $ 75.75        $ 97.51

                              [PERFORMANCE GRAPH]

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         CSB has engaged and intends to continue to engage in the lending of money through the Bank to various directors and officers of CSB. These loans to such persons were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as prevailing at the time for comparable transactions with other persons and did not involve more than a normal risk of collectibility or other unfavorable features.

         In addition to those banking transactions conducted in the ordinary course, the following related transactions were conducted. Each of these transactions was made on terms similar to those that could have been negotiated with an unaffiliated third party.

         CSB and the Bank hired the Steimel Law Office and Holmes County Title Co. from time to time during 2003 for legal services in connection with various matters arising in the ordinary course of the business of CSB and the Bank. Samuel M. Steimel is the owner of the Steimel Law Office and his wife is the owner of Holmes County Title Co. CSB and the Bank contemplate using the Steimel Law Office and Holmes County Title Co. in the future on similar terms, as needed.

         CSB and the Bank hired Critchfield, Critchfield & Johnston, Ltd. and Heartland Title Agency from time to time during 2003 for legal services and real estate closing services in connection with various matters arising in the ordinary course of the business of CSB and the Bank. John R. Waltman is a partner of both Critchfield, Critchfield & Johnston, Ltd. and Heartland Title Agency. CSB and the Bank contemplate using both Critchfield, Critchfield & Johnston, Ltd. and Heartland Title Agency in the future on similar terms, as needed.

         CSB and the Bank hired Logee, Hostetler, Stutzman & Lehman from time to time during 2003 for legal services in connection with various matters arising in the ordinary course of the business of CSB and the Bank. Ronald E. Holtman is a partner of Logee, Hostetler, Stutzman & Lehman. CSB and the Bank contemplate using Logee, Hostetler, Stutzman & Lehman in the future on similar terms, as needed.

                                 OTHER BUSINESS

         The Board of Directors is not aware of any business to be addressed at the Meeting other than those matters described above in this Proxy Statement. However, if any business other than that set forth in the Notice of the Meeting should be properly presented at the Meeting, it is intended that the Common Shares represented by proxies will be voted with respect thereto in accordance with the judgment of the person voting them.

                          PROPOSALS OF SECURITY HOLDERS

         In order to be eligible for inclusion in CSB's proxy materials for the 2005 Annual Meeting of Shareholders, any shareholder's proposal to take action at such meeting must be received at CSB's main office at 6 West Jackson Street, Millersburg, Ohio 44654, no later than November 24, 2004. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.

                                           BY ORDER OF THE BOARD OF DIRECTORS

                                           /s/ John J. Limbert
                                           ------------------------------------
                                           John J. Limbert
                                           President and Chief Executive Officer

Millersburg, Ohio
March 19, 2004

                                                                      APPENDIX A

                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                     CHARTER

I.       PURPOSE

         The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

         - Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control systems.

         - Review and appraise the audit efforts of the Corporation's independent accountants and internal auditing function (or the efforts of the out-sourced internal audit service provider, if applicable).

         - Provide an open avenue of communication among the independent accountants, financial and senior management, the internal auditing function, and the Board of Directors.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II.      COMPOSITION

         The Audit Committee shall be comprised of three or more independent directors, free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a chair is elected by the full Board, the members of the committee may designate a Chair by majority vote of the full Committee membership.

III.     MEETINGS

         The committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annual with management, the director of the internal auditing function and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should communicate with the independent accountants and management quarterly to review the Corporation's financials consistent with IV.4 below. A majority of the whole authorized number of members of the Committee shall be necessary to constitute a quorum for a meeting.

IV.      RESPONSIBILITIES AND DUTIES

         To fulfill its responsibilities and duties the Audit Committee shall:

Documents/Reports Review

1. Review and update this Charter and the Audit Department Policy periodically, at least annually, as conditions dictate, and submit to the Board of Directors for their approval the Audit Committee Charter and Audit Policy Document.

2. Review the organization's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

3. Review the regular internal reports prepared by the internal auditing function and management's response.

4. Review with financial management and the independent accountants the 10-Q prior to its filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

5.       Review annually the department budget if one is deemed needed.

6. Review annually the scope of the audit plan and risk assessment to be used for both the internal and external audits, including out-sourcing and/or co-sourcing arrangements, as applicable.

7.       Review the Internal Auditor's salary.

8. Review periodically (not less than quarterly) audit activity, including adherence to the internal audit plan and review management's resolution of audit findings.

9. Review with the Internal Auditor, as is appropriate, material transactions originating from director, director-related enterprises, and officer loans.

10. Review with management the extent and adequacy of property and liability insurance coverage, and the security program.

11. On a timely basis, report to the full Board, on the effectiveness of the Bank's overall control system and audit program and any matters relating to policy which require their attention.

12. Review, at least annually the "structure, management, staffing and audit quality of the internal audit function."

Independent Accountants

13. Recommend to the Board of Directors the selection of the independent accountants, who are accountable to the Board and to the Audit Committee as representatives of the shareholders, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence.

14. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

15. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements.

16. This Committee will actively engage the outside auditors in a dialogue regarding independence.

17. Adhere to the following procedures for the approval of services by the independent accountants:

         a. The Audit Committee will annually approve the scope of, and fees payable for, the year-end audit to be performed by CSB's independent accountants for the next fiscal year.

         b. Management may not engage the independent accountants for any services unless they are approved by the Audit Committee in advance of the engagement.

         c. If Management wishes to engage the independent accountants for any services, Management will define and present to the Audit Committee specific projects and categories of service, and fee estimates, for which the advance approval of the Audit Committee is required. The Audit Committee will review these requests and determine whether to pre-approve the engagement of the independent accountants for the specific projects and categories of service.

         d. Management will report to the Audit Committee regarding the actual spending for these projects and services, compared to the approved amounts on a quarterly basis.

         e. The Audit Committee Chairperson will report to the Committee at each regularly scheduled meeting the nature and amount of any non-audit services that he has approved.

Financial Reporting Processes

18. In consultation with the independent accountants and the internal auditors, review the integrity of the organization's financial reporting processes, both internal and external.

19. Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

20. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants, management, or the internal auditing function.

Process Improvement

21. Establish regular and separate systems of reporting to the Audit Committee by each of management, the independent accountants and the internal auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

22. Following the completion of the annual audit, review separately with each of management, the independent accountants and the internal auditing department any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

23. Review any significant disagreement among the management and the independent accountants or the internal auditing function in connection with the preparation of the financial statements.

24. Review with the independent accountants, the internal auditing function and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.)

Ethical and Legal Compliance

25. Review management's monitoring of the Corporation's compliance with the organization's Ethical Code, and ensure that management has the proper review system in place to ensure that Corporation's financial statements, reports and other financial information disseminated to governmental organization, and the public satisfy legal requirements.

26. Review activities, risk based audit policy and plan, organizational structure, and qualifications of the internal audit department.

27. Review, with the organization's counsel, legal compliance matters including corporate securities trading policies.

28. Review, with the organization's counsel, any legal matter that could have a significant impact on the organization's financial statements.

29. Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

30. The Audit Committee shall have the power to conduct and authorize investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.

Proxy Statement Report

31. Include a Committee report in the Corporation's proxy statement, including

         a. whether the Committee has reviewed and discussed the Corporation's audited financial statements with management;

         b. whether the Committee has discussed with the outside auditors the matters required to be discussed by SAS 61;

         c. whether the Committee has received the written disclosures and letter from the Corporation's outside auditors relating to their independence as required by Independent Standards Board Standard No. 1, and has discussed with the outside auditors their independence; and

         d. whether the Committee has recommended to the Board of Directors, based upon the reviews and discussions referenced to in (a), (b) and (c), that the Corporation's audited financial statements be included in the Corporation's Annual Report on Form 10-K.

Other

32. Review with management the outside auditor's proposals to provide other bank services such as consulting.

33. Maintain minutes and other relevant records of their meetings and decisions.


[X] PLEASE MARK VOTES                           REVOCABLE PROXY
    AS IN THIS EXAMPLE                          CSB BANCORP, INC.                                       WITH-    FOR ALL
                                                                                                FOR     HOLD     EXCEPT
        ANNUAL MEETING OF SHAREHOLDERS              1. ELECTION OF DIRECTORS of all nominees    [ ]      [ ]       [ ]
                APRIL 21, 2004                         listed (except as marked to the
     THIS PROXY IS SOLICITED ON BEHALF OF              contrary below):
           THE BOARD OF DIRECTORS.
                                                       JEFFERY A. ROBB, SR., SAMUEL M. STEIMEL AND JOHN R. WALTMAN
     The undersigned hereby appoints Ronald E.
Holtman, Daniel J. Miller and Eddie L.                 INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
Steiner, and each of them, with full power of          MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME IN THE SPACE
substitution, as proxies to vote, as                   PROVIDED BELOW.
designated below, for and in the name of the
undersigned all shares of stock of CSB                 -----------------------------------------------------------------------
Bancorp, Inc. ("CSB")which the undersigned is
entitled to vote at the Annual Meeting for the      2. In their discretion, the proxies are authorized to vote upon such other
Shareholders of said Company scheduled to be           business as may properly come before the meeting or an adjournment thereof.
held on April 21, 2004 at 7:00 p.m. local time
at Carlisle Village Inn, 1357 Old Route 39,            Shareholders have the right to vote cumulatively in the election of
Sugarcreek, Ohio or at any adjournments or          directors. In order to exercise the right to vote cumulatively, a
recesses thereof.                                   shareholder must give written notice to the President, a Vice President or the Secretary of CSB not less than forty-eight hours before the time fixed for the meeting, and the shareholder's demand for cumulative voting must be announced at the commencement of the meeting by or on behalf of the shareholder. If cumulative voting is elected, a shareholder may cast as many votes in an election of directors as the number of directors to be elected multiplied by the number of shares held. If any shareholder demands cumulative voting for the election of directors at the Meeting, this proxy gives the individuals named on the proxy full discretion and authority to vote cumulatively, and in their sole discretion to allocate votes among any or all of the nominees, unless authority to vote for any or all of the nominees is withheld.

                                                       THE BOARD OF DIRECTORS RECOMMENDS A FOR VOTE ON THE PROPOSAL.

                                --------------         This proxy when properly executed will be voted in the manner directed
Please be sure to sign and date      Date           herein by the undersigned shareholder. If no direction is made, this proxy
 this Proxy in the box below.                       will be voted FOR the election of Directors.
----------------------------------------------
                                                                       ALL FORMER PROXIES ARE HEREBY REVOKED.

--- Stockholder sign above -------------------
--- Co-holder (if any) sign above ------------

--------------------------------------------------------------------------------

  - DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED. -

                               CSB BANCORP, INC.
                6 WEST JACKSON STREET - MILLERSBURG, OHIO 44654

     Please sign exactly as your name appears hereon. All joint owners should sign. When signing in a fiduciary capacity or as a corporate officer, please give your full title as such.


                              PLEASE ACT PROMPTLY
                    SIGN, DATE & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

-----------------------------------------

-----------------------------------------

-----------------------------------------